U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): November 2, 2004


                           Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

   Jersey (Channel Islands) U.K.                       Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)

                                       N/A
             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 7.01,"Regulation FD Disclosure" and Item 2.02, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                           November 2, 2004


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                               September 30, 2004


London,  November 2, 2004 - Berkeley Technology Limited (OTCBB:  BKLYY;  London:
BEK) (the "Company"), today reported financial results for its fiscal quarter ended September 30, 2004. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months ended September 30, 2004 was $3.9 million, or $(0.08) per diluted share and $(0.77) per diluted ADR, compared with a loss of $6.3 million, or $(0.13) per diluted share and $(1.25) per diluted ADR, for the same period in 2003.

For the nine months ended September 30, 2004, the Company's consolidated net loss was $10.4 million, or $(0.21) per diluted share and $(2.05) per diluted ADR, compared with income of $8.2 million, or $0.16 per diluted share and $1.60 per diluted ADR, for the same period in 2003. For the nine months ended September 30, 2004, the Company's consolidated loss from continuing operations was $10.4 million, or $(0.21) per diluted share and $(2.05) per diluted ADR, compared with a loss from continuing operations of $1.8 million, or $(0.03) per diluted share and $(0.35) per diluted ADR, for the same period in 2003.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results for the third quarter of 2004 were significantly impacted by the decrease in the value of the listed equity securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"). Net realized and unrealized investment losses totaled $3.0 million in the third quarter of 2004, compared to $5.1 million in the third quarter of 2003.

During the third quarter of 2004, the Company sold its remaining holding in Packeteer, Inc. common stock, realizing a gain of $5.1 million, which was offset by the reversal of unrealized gains of $7.8 million recorded in prior periods, resulting in a net loss of $2.7 million for the quarter. Subsequent to this sale, the impact of stock market volatility on the Company's financial results has been reduced greatly, as the Company now holds a much smaller listed equity portfolio. The market value of this portfolio as of September 30, 2004 was $0.4 million.

LPAL, continued to serve its policyholders; however, no new policies are currently being sold. Policyholder liabilities for LPAL fell during the third quarter of 2004 by $1.4 million to $22.1 million primarily due to maturing policies. As of September 30, 2004, LPAL's corporate bonds, cash, due from brokers and accrued interest totaled $32.7 million.

The Company now focuses on its venture capital and consulting business, which works with technology companies that are looking to grow their operations internationally. The Company advises on overseas operations, assists in locating investor capital, and occasionally takes principal positions where the case is compelling and the timeframe for realization could be relatively short. It is still early in the process but consulting fees are now being generated.

                                     *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Please address any inquiries to:

Ian Whitehead                      Jersey                         (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited

Form 10-Q for the quarter ended September 30, 2004

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Income
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Nine Months Ended
                                                           September 30,              September 30,
                                                     ........................   ........................
                                                        2004          2003         2004          2003
                                                     ..........    ..........   ..........    ..........
 Continuing operations:

 Revenues:
 Investment income                                     $    337      $    433     $  1,028      $  1,492
 Insurance policy charges                                     -             2            3             6
 Consulting and other fee income                            135             -          329             -
 Net realized investment gains (losses)                   4,787          (839)       5,700       (14,988)
 Change in net unrealized investment gains and
    losses on trading securities                         (7,757)       (4,213)     (12,498)       18,226
                                                     ..........    ..........   ..........    ..........
                                                         (2,498)       (4,617)      (5,438)        4,736
 Expenses:
 Amounts credited on insurance policyholder
    accounts                                                326           463        1,043         1,509
 Operating expenses                                       1,089         1,269        3,637         4,317
 Interest expense                                             -             -            -           676
                                                     ..........    ..........   ..........    ..........
                                                          1,415         1,732        4,680         6,502
                                                     ..........    ..........   ..........    ..........

 Loss from continuing operations before
    income taxes                                         (3,913)       (6,349)     (10,118)       (1,766)

 Income tax expense (benefit)                                 -            (3)         290             9
                                                     ..........    ..........   ..........    ..........
 Loss from continuing operations                         (3,913)       (6,346)     (10,408)       (1,775)

 Discontinued operations:
 Loss from discontinued operations, net of  income
    tax expense of $2 in 2003                                 -             -            -        (1,758)
 Income on disposal of discontinued operations,
    net of income tax expense of $36 in 2003                  -             -            -        11,685
                                                     ..........    ..........   ..........    ..........
 Income on discontinued operations                            -             -            -         9,927
                                                     ..........    ..........   ..........    ..........
 Net income (loss)                                     $ (3,913)     $ (6,346)    $(10,408)     $  8,152
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........


Berkeley Technology Limited
Condensed Consolidated Statements of Income
(Continued)
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Nine Months Ended
                                                           September 30,              September 30,
                                                     ........................   ........................
                                                        2004          2003         2004          2003
                                                     ..........    ..........   ..........    ..........
Basic earnings (loss) per share and ADR:

Basic earnings (loss) per share:
Continuing operations                                  $  (0.08)     $  (0.13)    $  (0.21)     $  (0.03)
Discontinued operations                                       -             -            -          0.19
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.08)     $  (0.13)    $  (0.21)     $   0.16
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........

Basic earnings (loss) per ADR:
Continuing operations                                  $  (0.77)     $  (1.25)    $  (2.05)     $  (0.35)
Discontinued operations                                       -             -            -          1.96
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.77)     $  (1.25)    $  (2.05)     $   1.61
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........

Diluted earnings (loss) per share and ADR:

Diluted earnings (loss) per share:
Continuing operations                                  $  (0.08)     $  (0.13)    $  (0.21)     $  (0.03)
Discontinued operations                                       -             -            -          0.19
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.08)     $  (0.13)    $  (0.21)     $   0.16
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........

Diluted earnings (loss) per ADR:
Continuing operations                                  $  (0.77)     $  (1.25)    $  (2.05)     $  (0.35)
Discontinued operations                                       -             -            -          1.95
                                                     ..........    ..........   ..........    ..........
                                                       $  (0.77)     $  (1.25)    $  (2.05)     $   1.60
                                                     ..........    ..........   ..........    ..........
                                                     ..........    ..........   ..........    ..........


Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                             September 30,    December 31,
                                                                                      2004            2003
                                                                             .............   .............
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
    Available-for-sale, at fair value (amortized cost: $20,275 and
     $25,403  as of September 30, 2004 and December 31, 2003, respectively)    $    20,247     $    25,393
  Equity securities:
    Trading, at fair value (cost: $586 and $4,544 as of September 30,
     2004 and December 31, 2003, respectively)                                         426          16,882
    Available-for-sale, at estimated fair value (cost: $1,850 and $4,262
     as of September 30, 2004 and December 31, 2003, respectively)                   1,850           4,262
                                                                             .............   .............
Total investments                                                                   22,523(1)       46,537

Cash and cash equivalents                                                           18,348(1)       14,408
Cash held in escrow                                                                  1,002             999
Due from broker                                                                      4,649(1)            -
Accrued investment income                                                              654             926
Other assets                                                                           409             643
                                                                             .............   .............
Total assets                                                                   $    47,585     $    63,513
                                                                             .............   .............
                                                                             .............   .............
                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                              $    22,134     $    28,054
Accounts payable and accruals                                                          951             562
                                                                             .............   .............
Total liabilities                                                                   23,085          28,616
                                                                             .............   .............
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of September 30, 2004 and
  December 31, 2003                                                                  3,222           3,222
Additional paid-in capital                                                          68,615          68,615
Retained earnings                                                                   16,662          27,070
Employee benefit trusts, at cost (13,684,881 shares as of September 30,
  2004 and December 31, 2003)                                                      (63,571)        (63,571)
Accumulated other comprehensive loss                                                  (428)           (439)
                                                                             .............   .............
Total shareholders' equity                                                          24,500          34,897
                                                                             .............   .............
Total liabilities and shareholders' equity                                     $    47,585     $    63,513
                                                                             .............   .............
                                                                             .............   .............

(1) Includes $22,466 of investments, $7,573 of cash and cash equivalents and $4,275 of broker receivables in the Company's insurance subsidiary (LPAL) which are not currently available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                  Nine Months Ended
                                                                                    September 30,
                                                                             .............   .............
                                                                                  2004            2003
                                                                             .............   .............

Net cash provided by continuing operations                                     $     6,156     $     8,866

Net cash used in discontinued operations                                                 -            (523)
                                                                             .............   .............
Net cash provided by operating activities                                            6,156           8,343
                                                                             .............   .............

Cash flows from investing activities:
Payment of guarantee obligations                                                         -         (10,836)
Purchases of available-for-sale fixed maturity securities                                -          (8,422)
Purchases of available-for-sale equity securities                                      (15)              -
Proceeds from sale and maturity of available-for-sale fixed maturity
  securities                                                                         5,034          20,004
Proceeds from sale of available-for-sale equity securities                              75               -
Proceeds from disposal of discontinued operations                                        -          15,148
Capital expenditures                                                                    (5)             (4)
                                                                             .............   .............
Net cash provided by investing activities                                            5,089          15,890
                                                                             .............   .............
Cash flows from financing activities:
Insurance policyholder benefits paid                                                (7,332)         (8,630)
Repayment of notes payable                                                               -          (9,314)
                                                                             .............   .............
Net cash used in financing activities                                               (7,332)        (17,944)
                                                                             .............   .............
Net increase in cash and cash equivalents                                            3,913           6,289
Cash and cash equivalents at beginning of period (1)                                14,408          15,308
Foreign currency translation adjustment                                                 27            (212)
                                                                             .............   .............
Cash and cash equivalents at end of period (1), (2)                            $    18,348     $    21,385
                                                                             .............   .............
                                                                             .............   .............

(1)  Amounts reflect continuing operations only.  Does not include $1,002 of cash held in escrow as of
     September 30, 2004.

(2)  The amount for September 30, 2004 includes $7,573 in the Company's insurance subsidiary (LPAL) which is not available to fund the operations or commitments of the Company or its other subsidiaries.